UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 27, 2004
                                                --------------------------------



                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-17962               43-1461763
  ------------------------------      ------------       -----------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

     On October 27, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Enters into PreFiling Agreement with United States Internal Revenue Service." The release contained the following information.


                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          (913) 967-4109


                      Applebee's International Enters into
         PreFiling Agreement with United States Internal Revenue Service

Overland Park, Kan., October 27, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that it has entered into a PreFiling Agreement ("PFA") with the United States Internal Revenue Service ("IRS") for federal tax depreciation, the first of its kind relating to this issue in the restaurant industry. The PFA process gave Applebee's and the IRS the opportunity to determine the application of newly issued IRS guidance to all new and remodeled stores opened during 2003 before filing its 2003 income tax return. The result was an increase in cash flow due to accelerated depreciation of restaurant assets and corresponding deferral of income taxes.

Steve Lumpkin, Applebee's Chief Financial Officer, was extremely pleased that the company and IRS were able to work jointly to complete the PFA. "This PFA provides the company and our shareholders a level of financial certainty that has traditionally not been available to a company until it has been audited by the IRS."

Citing as reasons for the PFA success the quality of the teams involved and the effectiveness of the PFA process, Lumpkin noted, "The IRS professionals who worked on our PFA understood the law, our company and our industry. I compliment the IRS on the creation of a process that can be a winner for both the taxpayers and the government. We were also fortunate to have KPMG LLP as advisors in this unique undertaking. Their specialized experience was invaluable to us in completing the PFA expeditiously and efficiently."

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of October 24, 2004, there were 1,633 Applebee's restaurants operating system-wide in 49 states and 10 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    October 27, 2004                  By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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